Exhibit 99.1


                 NINTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

      This Ninth Amendment and Consent to Credit Agreement (herein, the "Amendment") is entered into as of August 4, 2009, among CalAmp Corp., a Delaware corporation (the "Borrower"), the lenders party hereto (herein, the "Lenders"), and Bank of Montreal, as administrative agent for the Lenders (the "Administrative Agent").

                              PRELIMINARY STATEMENTS:

      A. The Borrower, certain subsidiaries of the Borrower, as guarantors, the Administrative Agent, and the other Lenders have entered into that certain Credit Agreement dated as of May 26, 2006 (such Credit Agreement, as the same has been or may be amended, modified or restated from time to time, hereinafter referred to as the "Credit Agreement"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

      B. The Borrower has requested that the Lenders consent to a sale of the Series 5 Preferred Stock of MIR3, Inc. and the application of proceeds therefrom and make certain amendments to the Credit Agreement, and the Lenders are willing to do so, all in the manner and on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  CONSENT.

      The Borrower has advised the Lenders that it intends to sell its 1,269,192 shares of Series 5 Preferred Stock of MIR3, Inc. (the "MIR3 Stock Sale"). The Borrower has requested that the Administrative Agent and the Required Lenders (i) consent to the MIR3 Stock Sale free and clear of the Lien of the Administrative Agent, (ii) agree that $1,000,000 of proceeds from the MIR3 Stock Sale will be used to apply to the amortization payment on the Term Loan due September 30, 2009, and (iii) agree that any proceeds of the MIR3 Stock Sale in excess of $1,000,000 up to $15,353.60 may be retained by the Borrower.

      The Administrative Agent and the Lenders hereby consent to the MIR3 Stock Sale and to the application of the proceeds therefrom subject to the following: (a) the per share price for the shares shall not be less than $0.80 share, (b) $1,000,000 of proceeds from the Stock Sale shall be paid directly to the Administrative Agent as and for part of the regularly scheduled amortization payment due September 30, 2009, and (c) the closing of the Stock Sale and receipt of the proceeds by the Administrative Agent shall occur, if at all, by no later than August 31, 2009. The foregoing Consent shall become effective only upon the satisfaction of the conditions precedent set forth in Section 3 hereof.

SECTION 2.  AMENDMENTS.

      Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Credit Agreement shall be and hereby is amended as follows:

      2.1. The definition of Net Income appearing in Section 5.1 shall be amended and restated to read as follows:

      "Net Income" means, with reference to any period, the net income (or net loss) of the Borrower and its Subsidiaries for such period computed on a consolidated basis in accordance with GAAP; provided that there shall be excluded from Net Income (a) the net income (or net loss) of any Person (other than a Subsidiary) in which the Borrower or any of its Subsidiaries has an equity interest in, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries during such period, (b) any extraordinary gains or losses in accordance with GAAP (and the tax effects thereof), (c) one-time, non-recurring, non-operating gains and losses approved in writing by the Administrative Agent, (d) all non-cash income, (e) any proceeds from the settlement of the Rogers Corporation litigation and (f) all non-cash losses associated with the sale of the Borrower's Series 5 Preferred Stock in MIR3, Inc.

     2.2. Schedule 6.2 shall be amended and restated in its entirety to read as set forth on Schedule 6.2 attached hereto.

SECTION 3.  CONDITIONS PRECEDENT.

      The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

      3.1. The Borrower, the Required Lenders and the Administrative Agent shall have executed and delivered this Amendment.

      3.2. The Administrative Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Administrative Agent or its counsel may reasonably request.

      3.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

      3.4. The Guarantors shall have executed their reaffirmation, acknowledgment, and consent in the space provided for that purpose below.

      3.5. The Borrower shall have paid any invoices for professional services rendered on behalf of the Administrative Agent, including legal fees.

SECTION 4.  REPRESENTATIONS.

      In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof after giving effect to this Amendment the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects, except to the extent the same expressly relate to an earlier date (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Administrative Agent) and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default (other than the Existing Defaults) has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 5.  MISCELLANEOUS.

      5.1. The Borrower and the Guarantors heretofore executed and delivered to the Administrative Agent certain Collateral Documents and the Borrower hereby, and the Guarantors by signing below, acknowledge and agree, that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders, the obligations of the Borrower and the Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

      5.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

      5.3. The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.

      5.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

      5.5. FOR VALUE RECEIVED, INCLUDING WITHOUT LIMITATION, THE AGREEMENTS OF THE LENDERS IN THIS AGREEMENT, THE BORROWER HEREBY RELEASES THE ADMINISTRATIVE AGENT AND EACH LENDER, ITS CURRENT AND FORMER SHAREHOLDERS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, ATTORNEYS, CONSULTANTS, AND PROFESSIONAL ADVISORS (COLLECTIVELY, THE "RELEASED PARTIES") OF AND FROM ANY AND ALL DEMANDS, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, ACTS AND OMISSIONS, LIABILITIES, AND OTHER CLAIMS OF EVERY KIND OR NATURE WHATSOEVER, BOTH IN LAW AND IN EQUITY, KNOWN OR UNKNOWN, WHICH THE BORROWER HAS OR EVER HAD AGAINST THE RELEASED PARTIES, INCLUDING, WITHOUT LIMITATION, THOSE ARISING OUT OF THE EXISTING FINANCING ARRANGEMENTS BETWEEN THE BORROWER AND THE LENDERS, AND THE BORROWER FURTHER ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST THE RELEASED PARTIES, EACH OF WHICH THE BORROWER HEREBY EXPRESSLY WAIVES.

                            [SIGNATURE PAGE TO FOLLOW]

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      This Ninth Amendment and Consent to Credit Agreement is entered into as of the date and year first above written.

                                   "BORROWER"
                                   CALAMP CORP.
                                   By /s/ Richatrd K. Vitelle
                                   Name:  Richard K. Vitelle
                                   Title:  Vice President of Finance

      Accepted and agreed to by the Lenders.

                                   "LENDERS"
                                   BANK OF MONTREAL, acting through its
                                   Chicago Branch, in its individual capacity
                                   as a Lender, as L/C Issuer, and as
                                   Administrative Agent
                                   By /s/ Shane Koonce
                                   Name Shane Koonce
                                   Title Vice President

                                   UNION BANK OF CALIFORNIA, N.A.
                                   By /s/ Daniel Isenberg
                                   Name Daniel J. Isenberg
                                   Title Vice President

                                   BANK OF THE WEST
                                   By /s/ J. Neal Churchill
                                   Name J. Neal Churchill
                                   Title Vice President


REAFFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS

      Each of the undersigned, the Guarantors, heretofore executed and delivered to the Administrative Agent, on behalf of the Lenders, the Credit Agreement or an Additional Guarantor Supplement. Each of the undersigned hereby consents to the Ninth Amendment and Consent to Credit Agreement (the "Amendment") set forth above and confirms that its Guaranty, and all obligations of the undersigned thereunder, remains in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Lenders are relying on the assurances provided herein in entering into the Amendment.

                                    "GUARANTORS"
                                    CALAMP SOLUTIONS HOLDINGS, INC.
                                    By /s/ John H. Bates
                                    Name: John H. Bates
                                    Title:  President

                                    CALAMP SOLUTIONS, INC.
                                    By /s/ John H. Bates
                                    Name: John H. Bates
                                    Title:  President

                                    DATARADIO CORPORATION (successor by
                                    merger to Dataradio Holdings, Inc. and
                                    Dataradio COR Ltd.)
                                    By /s/ Garo Sarkissian
                                    Name: Garo Sarkissian
                                    Title: Vice President

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                              SCHEDULE 6.2

                              SUBSIDIARIES
                                                                 IMMATERIAL
NAME                  JURISDICTION OF      PERCENTAGE            SUBSIDIARY
                       ORGANIZATION         OWNERSHIP   OWNER        (Y/N)

CalAmp Solutions
 Holdings, Inc.          Delaware              100%    Borrower          N


CalAmp Solutions, Inc.   California            100%    CalAmp Solutions
                                                        Holdings, Inc.   N


California Amplifier
 SARL                    France                100%    Borrower         N/A


Vytek Products, Inc.     California            100%    CalAmp Solutions
                                                        Holdings, Inc.   Y

CalAmp Northstar
 Holdings Inc.
 (formerly known as
 4308093 Canada, Inc.)   Canada                100%    Borrower         N/A


Dataradio, Inc.          Canada                100%    CalAmp Northstar
                                                        Holdings Inc.   N/A

Dataradio Corporation    Delaware              100%    Borrower          N

CalAmp DataCom, Inc.     Delaware              100%    Borrower          Y